                                                               EXECUTION VERSION

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                    ABFS MORTGAGE LOAN WAREHOUSE TRUST 2003-1




                                  SECURED NOTES




                                  SERIES 2003-1




                               PURCHASE AGREEMENT













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

                               PURCHASE AGREEMENT

JPMORGAN CHASE BANK
707 Travis Street
6th Floor North
Houston, Texas 77002


As of September 22, 2003

Ladies and Gentlemen:

                  Whereas, JPMorgan Chase Bank (the "Purchaser"), ABFS Balapointe, Inc. (the "Depositor") and ABFS Mortgage Loan Warehouse Trust 2003-1 (the "Trust") desire to enter into this Purchase Agreement and the attached Standard Provisions to the Purchase Agreement, to issue and sell to the Purchaser the Secured Notes specified in Schedule I hereto (the " Purchased Notes");

                  Now, therefore, the parties hereto agree as follows:

                  The Depositor and the Trust agree that each of the provisions of the Standard Provisions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Purchase Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Purchase Agreement. Each reference to the "Purchaser" herein and in the provisions of the Standard Provisions so incorporated by reference shall be deemed to refer to the Purchaser. Unless otherwise defined herein, terms defined in the Standard Provisions and in Appendix I to the Indenture dated as of September 22, 2003, as the same may be amended from time to time, by and between ABFS Mortgage Loan Warehouse Trust 2003-1, as Trust, and JPMorgan Chase Bank, as Indenture Trustee are used herein as therein defined.

                  Subject to the terms and conditions set forth herein and in the Standard Provisions incorporated herein by reference, the Trust agrees to issue and sell to the Purchaser from time to time, and the Purchaser agrees to purchase from time to time from the Trust, the Purchased Notes, at the time and place, at the purchase price and in the manner set forth in Schedule I hereto; provided, however, that the aggregate principal balance of all Purchased Notes purchased hereunder shall not exceed the aggregate Purchase Price with respect to all Eligible Mortgage Loans pledged by the Trust to the Indenture Trustee.

                  Upon acceptance hereof by the Purchaser, this letter and such acceptance hereof, including the provisions of the Standard Provisions incorporated herein by reference, shall constitute a binding agreement among the Purchaser, the Depositor and the Trust.

                                Yours truly,

                                ABFS BALAPOINTE, INC.



                                By:  /s/ Jeffrey M. Ruben
                                    -------------------------------------------
                                    Name:  Jeffrey M. Ruben
                                    Title: Executive Vice President


                                ABFS MORTGAGE LOAN WAREHOUSE TRUST 2003-1


                                By:   WILMINGTON TRUST COMPANY, not in its
                                      individual  capacity, but solely as
                                      Owner Trustee



                                By:  /s/ Patricia A. Evans
                                    -------------------------------------------
                                    Name:  Patricia A. Evans
                                    Title: Assistant Vice President

Accepted as of the date hereof:

JPMORGAN CHASE BANK



By:  /s/ Michael W. Nicholson
    -----------------------------------------
     Name:  Michael W. Nicholson
     Title: Senior Vice President

                     [Signature Page to Purchase Agreement]

                                                                      SCHEDULE I


Title of Notes:                             ABFS  Mortgage  Loan  Warehouse
                                            Trust 2003-1,  Secured  Notes,
                                            Series 2003-1.

Terms of Notes:                             The Purchased Notes shall be issued
                                            from time to time pursuant to an
                                            Indenture, to be dated as of
                                            September 22, 2003, between the ABFS
                                            Mortgage Loan Warehouse Trust
                                            2003-1, as Trust, and JPMorgan Chase
                                            Bank, as indenture trustee, as it
                                            may be amended from time to time,
                                            and shall have the terms set forth
                                            therein.

Purchase Price:                             The purchase price for the
                                            Purchased Notes shall be the
                                            aggregate Purchase Price of the
                                            Mortgage Loans to be purchased by
                                            the Trust with the proceeds of the
                                            sale of such Purchased Notes.

Notice of Purchase:                         The Purchaser shall not be
                                            obligated to purchase any Purchased
                                            Notes hereunder unless it shall have
                                            received a written request to make
                                            such purchase at least three (3)
                                            Business Days prior or in the case
                                            of Wet-Ink Mortgage Loans at least
                                            one (1) Business Day prior to the
                                            proposed Closing Date thereof.

Specified funds for payment
   of Purchase Price:                       Federal Funds (immediately
                                            available funds).

Closing Dates:                              At such times and from time to time
                                            as the Depositor and the Purchaser
                                            shall agree, as further provided in
                                            the Indenture and the Sale and
                                            Servicing Agreement.

Closing Location:                           Cadwalader, Wickersham & Taft LLP,
                                            100 Maiden Lane, New York, New York
                                            10038.

Name and address of Purchaser:              JPMorgan Chase Bank

Address for Notices, etc.:                  JPMorgan Chase Bank, 707 Travis
                                            Street, 6th Floor North, Houston,
                                            Texas 77002


                                    Sch I-1

                    STANDARD PROVISIONS TO PURCHASE AGREEMENT
                            as of September 22, 2003


         From time to time, ABFS Mortgage Loan Warehouse Trust 2003-1, a Delaware statutory trust (the "Trust"), may enter into a purchase agreement (the "Purchase Agreement") that provides for the sale of designated notes to the purchaser named therein (the "Purchaser"). The standard provisions set forth herein (the "Standard Provisions") may be incorporated by reference in the Purchase Agreement. These Standard Provisions shall not be construed as an obligation of the Trust to sell any secured notes or as an obligation of the Purchaser to purchase such secured notes. The obligation of the Trust to sell any secured notes and the obligation of the Purchaser to purchase any of the secured notes shall be evidenced by the Purchase Agreement with respect to the notes specified therein. A Purchase Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of the communications transmitted. Unless otherwise defined herein, the terms defined in the Purchase Agreement are used herein as defined in Appendix I to the Indenture.

         1. The Purchased Notes. The Trust proposes to sell pursuant to the Purchase Agreement to the Purchaser named therein home equity loan backed notes (the "Notes") representing indebtedness secured primarily by the property of a trust consisting of a pool of mortgage loans (the "Mortgage Loans") and certain related property. The Notes will be issued, from time to time, upon satisfaction of the conditions precedent set forth in the Indenture and the Sale and Servicing Agreement pursuant to an Indenture (the "Indenture") by and between ABFS Mortgage Loan Warehouse Trust 2003-1, as Trust (the "Trust"), and JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee"). The Mortgage Loans will be purchased by the Depositor from American Business Credit, Inc. ("ABC"), HomeAmerican Credit, Inc., d/b/a Upland Mortgage ("Upland"), and American Business Mortgage Services, Inc. (together with ABC and Upland, the "Originators") and will be sold by the Depositor to the Trust, each pursuant to the terms of a Sale and Servicing Agreement (the "Sale and Servicing Agreement") among the Trust, the Depositor, the Indenture Trustee, ABC, as servicer (in such capacity, the "Servicer"), American Business Financial Services, Inc. ("ABFS") as the Sponsor, and the Originators.

         The terms and rights of any particular issuance of Notes shall be as specified in the Purchase Agreement and in or pursuant to the Indenture identified in the Purchase Agreement. The Notes which are the subject of the Purchase Agreement into which these Standard Provisions are incorporated are herein referred to as the "Purchased Notes."

         2. Purchase, Sale and Delivery of the Purchased Notes. Unless otherwise specified in the Purchase Agreement, payment for the Purchased Notes shall be made by wire transfer in immediately available funds to the account designated by the Trust in writing, upon delivery to the Purchaser of the Purchased Notes registered in definitive form and in such names and in such denominations as the Purchaser shall request in writing not less than five full business days prior to the date of delivery. The time and date each of such payment and delivery with respect to the Purchased Notes are herein referred to as the "Transfer Dates".

         3. Conditions of the Purchaser's Obligations. The obligations of the Purchaser pursuant to the Purchase Agreement shall be subject, in the discretion of the Purchaser, to the accuracy in all material respects of the representations and warranties of the Depositor contained herein as of the date of the Purchase Agreement and as of the related Transfer Date as if made on and as of the related Transfer Date, to the accuracy in all material respects of the statements of the officers of the Originators, the Trust, the Depositor, the Sponsor and the Servicer made in any certificates pursuant to the provisions hereof and of the Purchase Agreement, to the performance by the Depositor and the Trust of its covenants and agreements contained herein and to the following additional conditions precedent:

         (a) (i) All conditions precedent to the purchase of the Mortgage Loans to be purchased with the proceeds of the purchase of the related Purchased Notes as set forth in the Sale and Servicing Agreement shall have been satisfied to the satisfaction of the Purchaser, (ii) since the respective dates as of which information is given in the Sale and Servicing Agreement, except as otherwise stated therein, there shall have been no material adverse change or a development involving a prospective material adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Depositor, the Trust, the Originators, the Sponsor or the Servicer which impairs, in the reasonable judgment of the Purchaser, the investment quality of the Purchased Notes; (iii) there are no material actions, suits or proceedings threatened or pending before any court or governmental agency, authority or body, affecting any Originator, the Sponsor, the Depositor, the Trust, the Servicer or the transactions contemplated by the Purchase Agreement; (iv) none of the Originators, the Sponsor, the Depositor, the Servicer or the Trust is in violation of its charter or its by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties may be bound, which violations or defaults separately or in the aggregate would have a material adverse effect on such Originator, the Sponsor, the Depositor or the Trust; and (v) the Purchaser shall have received, on the initial Closing Date a certificate, dated such Closing Date and signed by an executive officer of each Originator, the Sponsor, the Depositor, the Servicer and the Trust to the foregoing effect.

         (b) All conditions precedent to the issuance of the Purchased Notes to be purchased with the proceeds of the purchase of the related Purchased Notes as set forth in the Indenture shall have been satisfied to the satisfaction of the Purchaser.

         (c) Subsequent to the execution of the Purchase Agreement, there shall not have occurred any of the following: (i) if at or prior to the Closing Date, there shall have been a material adverse change in the financial markets of the United States or any outbreak or escalation of hostilities between the United States and any foreign power, or of any other insurrection or armed conflict involving the United States which results in the declaration of a national emergency or war, and, in the reasonable opinion of the Purchaser, increases the cost of purchasing the Purchased Notes by an amount the Purchaser deems material; or (ii) if at or prior to the Closing Date, a general moratorium on commercial banking activities in the State of New York shall have been declared by either federal or New York State authorities.

         (d) The Purchaser shall have received, on the initial Closing Date, an opinion of Dewey Ballantine LLP, special counsel for the Depositor, dated the Closing Date, in form and substance satisfactory to the Purchaser and counsel for the Purchaser and containing opinions with respect to certain true sale and nonconsolidation, tax matters and a letter addressing certain legal aspects of the business purpose loans.

         (e) The Purchaser shall have received, on the initial Closing Date, an opinion of counsel for the Servicer, the Sponsor, the Depositor, the Originators and the Subservicer, dated the Closing Date, in form and substance satisfactory to the Purchaser and counsel for the Purchaser and containing opinions with respect to the organization of such entities and the enforceability of the Basic Documents against them.

         (f) The Purchaser shall have received, on the initial Closing Date, an opinion of counsel for the Trust and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), dated the Closing Date, in form and substance satisfactory to the Purchaser and counsel for the Purchaser and containing opinions with respect to the organization of such entities and the enforceability of the Basic Documents against them.

         (g) The Purchaser shall have received, on the initial Closing Date, an opinion of counsel for the Trust, dated the Closing Date, with respect to the validity of the Purchased Notes and other related matters as the Purchaser may reasonably require, and the Trust shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (h) The Depositor shall have furnished or caused to be furnished to the Purchaser on the initial Closing Date a certificate of an executive officer of the Depositor satisfactory to the Purchaser as to the accuracy of the representations and warranties of the Depositor herein at and as of such Closing Date as if made as of such date, as to the performance by the Depositor of all of its obligations hereunder to be performed at or prior to such Closing Date, and as to such other matters as the Purchaser may reasonably request.

         (i) The Servicer shall have furnished or caused to be furnished to the Purchaser on the initial Closing Date a certificate of officers of such Servicer in form and substance reasonably satisfactory to the Purchaser. (j) The Purchaser shall have been furnished such further information, certificates, documents and opinions as the Purchaser may reasonably request.

         4. Covenants of the Trust. In further consideration of the agreements of the Purchaser contained in the Purchase Agreement, the Trust covenants as follows:

         (a) For so long as any of the Purchased Notes remain outstanding, to furnish to the Purchaser upon request in writing copies of all financial and other statements and reports that the Trust is required to deliver to any party pursuant to the Indenture and the Sale and Servicing Agreement.

         (b) For so long as any of the Purchased Notes remain outstanding, the Trust will, or will cause the Servicer to, furnish to the Purchaser, as soon as available, a copy of (i) the annual statement of compliance delivered by the Servicer to the Indenture Trustee under the Sale and Servicing Agreement, (ii) the annual independent public accountants' servicing report furnished to the Indenture Trustee pursuant to the Sale and Servicing Agreement, (iii) each report regarding the Purchased Notes mailed to the holders of such Notes, and
(iv) from time to time, such other information concerning such Purchased Notes as the Purchaser may reasonably request.

         5. Representations and Warranties of the Depositor. The Depositor represents and warrants to, and agrees with, the Purchaser, as of the date of the Purchase Agreement, as follows:

         (a) The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

         (b) The Depositor has all requisite power and authority (corporate and other) and all requisite authorizations, approvals, orders, licenses, certificates and permits of and from all government or regulatory officials and bodies to own its properties, to conduct its business as described in the Sale and Servicing Agreement and to execute, deliver and perform these Standard Provisions, the Purchase Agreement and the Sale and Servicing Agreement; all such authorizations, approvals, orders, licenses, certificates are in full force and effect and contain no unduly burdensome provisions; and there are no legal or governmental actions, suits or proceedings pending or, to the best knowledge of the Depositor, threatened that would result in a material modification, suspension or revocation thereof.

         (c) The execution and delivery by the Depositor of these Standard Provisions, the Purchase Agreement and the Sale and Servicing Agreement are within the corporate power of the Depositor and none of the execution and delivery by the Depositor of these Standard Provisions, the Purchase Agreement and the Sale and Servicing Agreement, the consummation by the Depositor of the transactions therein contemplated, or the compliance by the Depositor with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, the charter or the by-laws of the Depositor or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties, or any of the provisions of any indenture, mortgage, contract or other instrument to which the Depositor is a party or by which it is bound, or will result in the creation or imposition of a lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, except such as have been obtained.

         (d) The Purchase Agreement has been, and at the Closing Date the Sale and Servicing Agreement will have been, duly authorized, executed and delivered by the Depositor.

         (e) Each of the Purchase Agreement and the Sale and Servicing Agreement will constitute a legal, valid and binding obligation of the Depositor, enforceable against the Depositor, in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

         (f) No filing or registration with, notice to, or consent, approval, non-disapproval, authorization or order or other action of, any court or governmental authority or agency is required for the consummation by the Depositor of the transactions contemplated by the Purchase Agreement or the Sale and Servicing Agreement, except such as have been obtained.

         (g) The Depositor owns or possesses or has obtained all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to lease, own or license, as the case may be, and to operate, its properties and to carry on its business as presently conducted and has received no notice of proceedings relating to the revocation of any such license, permit, consent, order or approval, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, results of operations, net worth or condition (financial or otherwise) of the Depositor.

         (h) There are no legal or governmental proceedings pending to which the Depositor is a party or of which any property of the Depositor is the subject which, if determined adversely to the Depositor would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, affairs, or business or business prospects of the Depositor and, to the best of the Depositor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (i) At the related Closing Date each of the Mortgage Loans which is a subject of the Sale and Servicing Agreement and all such Mortgage Loans in the aggregate will meet the criteria for selection described in the Sale and Servicing Agreement, and at the Closing Date or any Transfer Date, as the case may be, the representations and warranties made by the Depositor in the Sale and Servicing Agreement will be true and correct as of such date.

         (j) At the time of execution and delivery of the Sale and Servicing Agreement and on any Transfer Date, the Depositor will have good and marketable title to the Mortgage Loans being transferred to the Trust pursuant to the Sale and Servicing Agreement, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"), and will not have assigned to any person (other than the Trust and the Indenture Trustee) any of its right, title or interest in such Mortgage Loans or such Sale and Servicing Agreement or the Purchased Notes being issued pursuant thereto, the Depositor will have the power and authority to transfer such Mortgage Loans to the Trust and to transfer the Purchased Notes to the Purchaser and upon execution and delivery to the Trust of the Sale and Servicing Agreement and delivery to the Purchaser of the Purchased Notes, and on any Transfer Date, as the case may be, the Trust will have good and marketable title to the Mortgage Loans and the Purchaser will have good and marketable title to the Purchased Notes, in each case free and clear of any Liens.

         (k) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Purchase Agreement, these Standard Provisions, the Indenture, the Sale and Servicing Agreement and the Purchased Notes have been or will be paid by the Depositor at or prior to the Closing Date.

         (l) As of the Closing Date and each Transfer Date, the representations and warranties of the Depositor set forth in each Basic Document to which it is a party will be true and correct.

         (m) No event has occurred that constitutes or would (with the passage of time, the giving of notice, or both) constitute an Event of Default or an Amortization Event.

         (n) Since the Closing Date and each Transfer Date, there has been no material adverse change, or any development reasonably likely to involve any material adverse change, in the condition (financial or otherwise) of the Trust.

         6. Representations and Warranties of the Trust. The Trust represents and warrants to and agrees with the Purchaser, as of the date of the Purchase Agreement, as follows:

         (a) The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has all power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted. The Trust is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified.

         (b) The Trust has full power and authority to execute and deliver this Agreement and to perform its obligations under the Basic Documents to which it is a party. The Basic Documents to which the Trust is a party have been duly authorized by all necessary action on behalf of the Trust and do not require any additional approval on behalf of the Trust by anyone that has not already been obtained. The Basic Documents to which the Trust is a party have been duly executed and delivered by the Trust and constitute its valid and legally binding obligations, enforceable against it in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity and equitable remedies, regardless of whether enforcement is considered in a proceeding in equity or at law.

         (c) The Purchased Notes have been duly authorized, and when the Purchased Notes are issued and delivered pursuant to the indenture, the Purchased Notes will have been duly executed, issued and delivered and will be entitled to the benefits provided by the Indenture, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity (regardless of whether the entitlement to such benefits is considered in a proceeding in equity or at law), and will in all material respects be in the form contemplated by the Indenture.

         (d) Neither the execution and delivery nor the performance by the Trust of the Basic Documents to which it is a party will conflict with the governing instruments of the Trust or conflict with, result in a breach, violation or acceleration of, or constitute a default or require any consent under any instrument or agreement to which the Trust is a party or by which the Trust or its properties may be bound, or any law, order, or regulation applicable to the Trust of any governmental authority having jurisdiction over the Trust or its properties, and do not and will not result in or require the creation of any lien (other than pursuant to the Indenture) with respect to any of the Trust's properties.

         (e) Neither the execution and delivery nor the performance by the Trust of the Basic Documents to which it is a party requires any authorization, approval, consent, license, exemption (other than any self-executing exemption), filing, registration, or any other action except those which have been obtained and are in full force and effect or where the failure to comply with the requirement would not adversely affect the delivery, execution or performance by the Trust of the Basic Documents.

         (f) Neither the Trust nor any of its Affiliates is in default under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money to which it is a party or by which its properties are bound, which default is likely to result in a Material Adverse Effect. No Event of Default has occurred and is continuing under any of the Basic Documents.

         (g) The Trust holds good and indefeasible title to, and is the sole owner of, all right, title and interest in and to the Trust Estate (including any and all Mortgage Loans and the related other assets given as security for any of the Trust's obligations hereunder), free and clear of all liens, participations and rights of others (except for the lien created by the Indenture), and on each date this representation is made, the Indenture Trustee has a first priority lien with respect to the Trust Estate and no further action in the nature of delivery of possession or filing, including any filing of any document is required to establish and perfect the lien with respect to the Trust Estate in favor of the Indenture Trustee against all third parties in any jurisdiction.

         (h) There are no actions, suits, investigations or other proceedings pending or, to the best knowledge of the Trust after due inquiry, threatened against or affecting the Trust by or before any court, arbitrator, or governmental authority (i) asserting the invalidity of or any of the Basic Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by or any of the Basic Documents, or (iii) which is reasonably likely to materially and adversely affect the validity, enforceability, collectibility or value of the Purchased Notes. There are no preliminary or permanent injunctions or orders by any court or other governmental authority pending adversely affecting any of the Basic Documents or any of the transactions contemplated thereby.

         (i) The Trust is not, nor is it controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (j) The Trust does not have any outstanding debt obligation for money borrowed, any other (i.e., debt arising for reasons other than money borrowed) material debt obligations other than the Purchased Notes.

         (k) The transactions contemplated by the Basic Documents are in the ordinary course of business of the Trust. The Trust will engage in each acquisition of Mortgage Loans under this Agreement as a principal and not as an agent.

         (l) The Trust is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder. The Trust will not be rendered insolvent by the execution and delivery of any of the Basic Documents or the performance of its obligations hereunder. No petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Trust.

         7. Survival of Certain Representations and Obligations. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Depositor and its officers, the Trust and the Purchaser set forth in, or made pursuant to, the Purchase Agreement shall remain in full force and effect, regardless of any investigation, or statement as to the result thereof, made by or on behalf of the Purchaser, the Depositor, or any of the officers or directors or any controlling person of any of the foregoing, and shall survive the delivery of and payment for the Purchased Notes.

         8. Termination. (a) The Purchase Agreement may be terminated by the Purchaser by notice to the Depositor and the Trust in the event that the Depositor or the Trust shall have failed, refused or been unable to perform all obligations and satisfy all conditions to be performed or satisfied hereunder by the Depositor and the Trust at or prior to the Closing Date.

         (b) Termination of the Purchase Agreement pursuant to this Section 8 shall be without liability of any party to any other party other than as provided in Section 9 hereof.

         9. Expenses. The Depositor agrees with the Purchaser that:

         (a) whether or not the transactions contemplated in the Purchase Agreement are consummated or the Purchase Agreement is terminated, the Depositor will pay all fees and expenses incident to the performance of its obligations under the Purchase Agreement, including, but not limited to, (i) the expenses of creating and preparing the Purchase Agreement and any related documents and (ii) fees and expenses of accountants and counsel for the Depositor;

         (b) all out-of-pocket expenses, including counsel fees, disbursements and expenses, reasonably incurred by the Purchaser in connection with investigating and proposing to purchase and purchasing the Purchased Notes under the Purchase Agreement, including the fees and expenses of their counsel, will be borne and paid by the Depositor if the Purchase Agreement is terminated by the Purchaser on account of the failure, refusal or inability on the part of the Depositor to perform all obligations and satisfy all conditions on the part of the Depositor to be performed or satisfied hereunder; and

         (c) the Depositor will pay the cost of preparing the Purchased Notes.

         10. Notices. All communications under the Purchase Agreement shall be in writing and, if sent to the Purchaser, shall be mailed, delivered or telegraphed and confirmed to the Purchaser at the address and to the attention of the person specified in the Purchase Agreement, if sent to the Depositor, shall be mailed, delivered or telecopied and confirmed to ABFS Balapointe, Inc., 3411 Silverside Road, 103 Springer Bldg., Wilmington, Delaware 19810, Attention:
Jeffrey Ruben, Executive Vice President and if sent to the Trust, shall be mailed, delivered or telegraphed and confirmed to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware, 19890 at (fax: (302) 636-4140).

         11. Successors and Assigns. The Purchase Agreement shall inure to the benefit of and shall be binding upon the Purchaser, the Trust and the Depositor and their respective successors and legal representatives, and nothing expressed or mentioned herein or in the Purchase Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of the Purchase Agreement, or any provisions herein contained, the Purchase Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person. No purchaser of the Purchased Notes from the Purchaser shall be deemed a successor because of such purchase.

         This Agreement may not be assigned by the any of the parties hereto without the prior written consent of the other parties; provided that the Purchaser may assign its rights and obligations hereunder to its affiliate without the consent of the other parties hereto by providing them notice in writing of such assignment.

         These Standard Provisions and the Purchase Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12. Time of the Essence. Time shall be of the essence of the Purchase Agreement.

         13. Governing Law. These Standard Provisions and the Purchase Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         14. Limitation on Liability. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Purchase Agreement, of any other Basic Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates and as specified in Section 7.03 of the Trust Agreement) or the Notes, or of any Mortgage Loans or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage Loan, or the perfection and priority of any security interest created by any Mortgage Loan or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Purchase Agreement or the Noteholders under the Indenture, including, without limitation, the existence, condition and ownership of any Mortgaged Property, the existence and enforceability of any insurance thereon, the existence and contents of any Mortgage Loan on any computer or other record thereof, the validity of the assignment of any Mortgage Loan to the Trust or of any intervening assignment, the completeness of any Mortgage Loan, the performance or enforcement of any Mortgage Loan, the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

         15. No Recourse to Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Purchase Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of ABFS Mortgage Loan Warehouse Trust 2003-1, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company, be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Purchase Agreement or any other related documents.


                            [Signature Page Follows]

                  If the foregoing is in accordance with your understanding, please sign and return two counterparts hereof.


                             Yours truly,

                             ABFS BALAPOINTE, INC.


                             By:  /s/ Jeffrey M. Ruben
                                 ----------------------------------------------
                                 Name:  Jeffrey M. Ruben
                                 Title: Executive Vice President

                             ABFS MORTGAGE LOAN WAREHOUSE TRUST 2003-1

                             By: WILMINGTON TRUST COMPANY,
                                 not in its individual capacity, but solely
                                 as Owner Trustee


                             By:  /s/ Patricia A. Evans
                                 ----------------------------------------------
                                 Name:  Patricia A. Evans
                                 Title: Assistant Vice President


Accepted as of the date hereof:

JPMORGAN CHASE BANK



By:   /s/ Michael W. Nicholson
     --------------------------------------------
     Name:  Michael W. Nicholson
     Title: Senior Vice President

                               [Signature Page to
                     Purchase Agreement Standard Provisions]